UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 4, 2013 (Date of earliest event reported)
BroadSoft, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34777 (Commission File Number)	52-2130962 (IRS Employer Identification Number)

9737 Washingtonian Boulevard, Suite 350 (Address of principal executive offices)		20878 (Zip Code)
(301) 977-9440 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 4, 2013, BroadSoft, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2013. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of BroadSoft, Inc. dated November 4, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2013	BROADSOFT, INC. By: /s/ Mary Ellen Seravalli Name: Mary Ellen Seravalli Title: Vice President and General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of BroadSoft, Inc. dated November 4, 2013